SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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CANCERVAX CORPORATION

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CANCERVAX CORPORATION

2110 Rutherford Road
Carlsbad, California 92008

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

To the Stockholders of CancerVax Corporation:

           Notice is hereby given that the Annual Meeting of the Stockholders of CancerVax Corporation will be held on June 10, 2004 at 11:00 a.m. at 2110 Rutherford Road, Carlsbad, California, for the following purposes:

1.	To elect three directors for a three-year term to expire at the 2007 Annual Meeting of Stockholders. Our present Board of Directors has nominated and recommends for election as director the following persons:

James Clayburn La Force, Jr., Ph.D.
Barclay A. Phillips
Gail S. Schoettler, Ph.D.

2.	To approve the Amended and Restated 2003 Equity Incentive Award Plan, which amends our existing plan to provide that (a) the number of shares of stock which may be issued pursuant to awards under the plan will be increased as described in Proposal 2 and (b) in the event of a participant’s termination of employment on account of disability or death, a portion of such participant’s unvested awards will immediately become vested on the date of termination.

3.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

4.	To transact such other business as may be properly brought before our Annual Meeting or any adjournment thereof.

           Our Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at our Annual Meeting and at any adjournment or postponement thereof.

           Accompanying this Notice is a Proxy. Whether or not you expect to be at our Annual Meeting, please complete, sign and date the enclosed Proxy and return it promptly. If you plan to attend our Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

           All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

David F. Hale
President, Chief Executive Officer and Director

Carlsbad, California
April 29, 2004

CANCERVAX CORPORATION

2110 Rutherford Road
Carlsbad, California 92008

PROXY STATEMENT

           The Board of Directors of CancerVax Corporation, a Delaware corporation, is soliciting the enclosed Proxy for use at our Annual Meeting of Stockholders to be held on June 10, 2004 at 11:00 a.m. at 2110 Rutherford Road, Carlsbad, California, and at any adjournments or postponements thereof. This Proxy Statement will be first sent to stockholders on or about April 29, 2004.

           All stockholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the Proxy in the enclosed envelope.

           A proxy may be revoked by written notice to the Secretary of our company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted (1) for the election of our Board of Directors’ nominees for director, (2) for the approval of our Amended and Restated 2003 Equity Incentive Award Plan (the “2003 Plan”) and (3) for ratification of the selection of Ernst & Young LLP as our independent auditors. Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

           Stockholders of record at the close of business on April 12, 2004 (the “Record Date”) will be entitled to vote at the meeting or vote by proxy using the enclosed proxy card. As of that date, 26,736,334 shares of our common stock, par value $0.00004 per share, were outstanding. Each share of our common stock is entitled to one vote. A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy at our Annual Meeting, constitutes a quorum. A plurality of the votes of the shares present in person or represented by proxy at our Annual Meeting and entitled to vote on the election of directors is required to elect directors; and a majority of the shares present in person or represented by proxy and entitled to vote thereon is required for the approval of the 2003 Plan and for the ratification of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

           The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by us. In addition to soliciting proxies by mail, our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

           Our Board of Directors currently consists of ten members. Our Amended and Restated Certificate of Incorporation provides for the classification of our Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, three nominees for director are to be elected as Class I directors. The nominees are James Clayburn La Force, Jr., Ph.D., Barclay A. Phillips and Gail S. Schoettler, Ph.D., who are each members of our present Board of Directors. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office.

           A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. If no contrary indication is made, Proxies in the accompanying form are to be voted for our Board of Directors’ nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by our Board of Directors to fill such vacancy.

Information Regarding Directors

           The information set forth below as to the nominees for director has been furnished to us by the nominees:

Nominees for Election to the Board of Directors

For a Three-Year Term Expiring at the

2007 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

James Clayburn La Force, Jr., Ph.D.	75	Director
Barclay A. Phillips	41	Director
Gail S. Schoettler, Ph.D.	60	Director

           James Clayburn La Force, Jr., Ph.D. has served as a member of our Board of Directors since February 2001. From 1993 to the present, Dr. La Force has served as Dean Emeritus of the University of California, Los Angeles Anderson School of Management. From 1978 to 1993, Dr. La Force was dean of the UCLA Anderson School of Management. From 1991 to 1993, Dr. La Force served as acting dean of the Hong Kong University of Science and Technology. From 1962 to 1978, Dr. La Force served as a professor at UCLA and served as Chairman of the Department of Economics from 1969 to 1978. Dr. La Force is currently a Director of BlackRock Funds, Payden and Rygel Investment Trust, Metzler Payden Funds, Advisors Series Trust and Arena Pharmaceuticals. He is also a board member of the Foundation for Research in Economics and Education, the Pacific Academy for Advanced Studies and the Foundation Francisco Marroquin. He was Chairman of President Reagan’s Task Force on Food Assistance from 1983 to 1984, a member of the National Council on the Humanities from 1981 to 1988 and member and chairman of the State of California Worker’s Compensation Advisory Committee from 1974 to 1975. Dr. La Force received an A.B. in economics from San Diego State University and an M.A. and Ph.D. in economics from the University of California, Los Angeles.

           Barclay A. Phillips has served as a member of our Board of Directors since December 2000. From 1999 to the present, Mr. Phillips has been a Managing Director of Vector Fund Management. From 1991 to 1999, Mr. Phillips served in various roles including Director of Private Placements and Biotechnology Analyst for INVESCO Funds Group, Inc. From 1985 to 1990, Mr. Phillips held positions in sales and trading with Paine Webber, Inc. and Shearson Lehman Hutton, Inc. Over the last ten years, Mr. Phillips has held board positions for a number of private companies and currently serves as a Director of Cellomics, Inc. and Novacept Corporation. Mr. Phillips received a B.A. in economics from the University of Colorado in Boulder.

           Gail S. Schoettler, Ph.D. has served as a member of our Board of Directors since April 2002. From 1999 to 2001, Dr. Schoettler served as the United States Ambassador to the World Radiocommunication Conference, where she was responsible for negotiating a key telecommunications treaty, and as head of the United States Department of Defense’s presidential transition for global communications, security and intelligence. From 1995 to 1999, Dr. Schoettler was Lt. Governor of Colorado and from 1987 to 1995 was State Treasurer of Colorado. She has started several banks and helps manage her family’s cattle ranch, vineyard and real estate interests. She is Chair of the Board of Fischer Imaging Corp. and a Director of Aspen Bio, Inc. Dr. Schoettler received a B.A. in economics from Stanford University and M.A. and Ph.D. degrees in history from the University of California, Santa Barbara.

Members of the Board of Directors Continuing in Office

Term Expiring at the

2005 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

Ivor Royston, M.D.	59	Chairman of the Board
Robert E. Kiss, CFA	46	Director
Phillip M. Schneider	48	Director

           Ivor Royston, M.D. has served as our Chairman of the Board since December 2000. Since 1990, Dr. Royston has served as a partner at Forward Ventures, a firm he co-founded, and is currently Managing Member of that firm. From 1990 to 2000, Dr. Royston served as President and CEO of the non-profit Sidney Kimmel Cancer Center where he remains a member of the Board of Trustees. From 1978 to 1990, he was on the faculty of the medical school and cancer center at the University of California, San Diego. In 1978, Dr. Royston helped to found Hybritech, Inc., and in 1986 he helped found IDEC Corporation. Dr. Royston has been involved as a founding Director of Genesys Therapeutics, acquired by Cell Genesys, Inc.; as well as GenQuest, which is now known as Corixa Corporation; CombiChem, which is now owned by DuPont Pharmaceuticals Company; Sequana Therapeutics, which is now known as Celera Genomics Group; Genstar Therapeutics, which is now known as Corautus Genetics; Triangle Pharmaceuticals, acquired by Gilead; Applied Molecular Evolution; and Variagenics, which is now known as Nuvelo. Dr. Royston is the founding Chairman of Quantum, Sagres Discovery and Targegen. Dr. Royston also serves on the Board of Directors of Avalon Pharmaceuticals, Corautus Genetics and Favrille, where he was the founding Chairman. Dr. Royston has authored over 100 scientific publications and is a nationally-recognized physician-scientist in the area of cancer immunology. Dr. Royston received a B.A. in human biology and an M.D. from Johns Hopkins University and completed postdoctoral training in internal medicine and medical oncology at Stanford University.

           Robert E. Kiss, CFA has served as a member of our Board of Directors since March 2002. From 2000 to the present, Mr. Kiss has served as a Managing Director and Portfolio Manager of the Private Equity Group of J.P. Morgan Investment Management Inc. From 1996 to 2000, Mr. Kiss served as an Investment Officer with J.P. Morgan Capital Corporation where he was responsible for private equity investments in a number of industries, including health care. From 1985 to 1996, Mr. Kiss held a variety of positions in corporate finance and mergers & acquisitions with J.P. Morgan. Mr. Kiss received a B.S. in civil engineering from Lehigh University.

           Phillip M. Schneider has served as a member of our Board of Directors since September 2003. Mr. Schneider is the former Chief Financial Officer of IDEC Pharmaceuticals Corporation. During his 15-year tenure at IDEC, which ended in October 2002, he served as Senior Vice President and Chief Financial Officer and played an integral role in the company’s growth. Prior to his association with IDEC, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation and was previously with KPMG, LLP. Mr. Schneider has served as a director of Gen-Probe Incorporated since November 2002. Mr. Schneider holds an M.B.A. from the University of Southern California and a B.S. in biochemistry from the University of California at Davis.

Term Expiring at the

2006 Annual Meeting of Stockholders

Name	Age	Present Position with the Company

David F. Hale	55	President, Chief Executive Officer and Director
Donald L. Morton, M.D.	69	Director
Cam L. Garner	56	Director
Michael G. Carter, M.B., Ch.B.,
F.R.C.P	66	Director

           David F. Hale has served as our President and Chief Executive Officer since October 2000 and as a member of our Board of Directors since December 2000. Beginning in June 2000, Mr. Hale consulted with Dr. Morton on the transfer of the rights to Canvaxin to us, our initial financing and the commencement of our operations. From January 1998 to May 2000, Mr. Hale served as President and Chief Executive Officer of Women First HealthCare, Inc., a publicly-traded specialty pharmaceuticals company. Prior to joining Women First HealthCare, Mr. Hale served from May 1987 to November 1997 as Chairman, President and Chief Executive Officer of Gensia, Inc., a publicly-held biopharmaceutical company, which merged with Sicor, Inc., to form GensiaSicor, Inc., and which was recently acquired by Teva Pharmaceutical Industries Limited. He also served from February 1987 to September 1994 as Chairman of Viagene, Inc., a publicly held biotechnology company that was acquired by Chiron, Inc. Mr. Hale served from April 1982 to May 1987 in several positions with Hybritech, Inc., a publicly-traded biotechnology company that was acquired by Eli Lilly and Co., including Senior Vice President of Marketing and Business Development, President and Chief Operating Officer and ultimately President and Chief Executive Officer. Prior to joining Hybritech, Mr. Hale served from January 1980 to April 1982 as Vice President, Sales and Marketing and then as Vice President and General Manager with BBL Microbiology Systems, a division of Becton, Dickinson & Co. From March 1971 to December 1980, Mr. Hale held various marketing and sales management positions with Ortho Pharmaceutical Corporation, a division of Johnson & Johnson, Inc. Mr. Hale currently serves as Chairman of the Board of Directors of Santarus, Inc., a publicly-traded specialty pharmaceuticals company, and as a director of several privately-held biotechnology companies, including Xcel Pharmaceuticals, Inc., Metabasis Therapeutics, Inc., LMA North America, Inc., SkinMedica, Inc., Somaxon Pharmaceuticals, Inc. and Verus Pharmaceuticals, Inc. In 2003, Mr. Hale also served as Chairman of BIOCOM/ San Diego, a major regional trade association for the life sciences industry, of which Mr. Hale was a founder, and serves on the Board of the California Healthcare Institute and the BIO Emerging Growth Companies Section Governing Body. He is a co-founder of the UCSD CONNECT Program in Technology and Entrepreneurship and currently serves on the CONNECT Leadership Council. Mr. Hale received a B.A. in biology and chemistry from Jacksonville State University.

           Donald L. Morton, M.D. is our founder and has served as a member of our Board of Directors since our inception in 1998. From 1991 to the present, Dr. Morton has served as Medical Director, Surgeon-in-Chief and a member of the Board of Directors of the John Wayne Cancer Institute. From 1971 to 1991, Dr. Morton served as a professor and Chief of the Division of Surgical Oncology at the University of California, Los Angeles School of Medicine, and currently holds the post of Professor of Surgery Emeritus. From 1969 to 1971, Dr. Morton served as Senior Surgeon and head of the Tumor Immunology Section at the National Cancer Institute. From 1960 to 1972, Dr. Morton held various clinical and research positions at the National Cancer Institute of the National Institutes of Health. Dr. Morton is a past president of the World Federation of Surgical Oncology Societies and the Society of Surgical Oncology, the largest society of surgeons dedicated to oncology and was the receipt of M.D. Anderson’s Jeffrey A. Gottleib Memorial Award in 1995 for cancer therapeutic research. He received the Society of Surgical Oncology’s Heritage Award in 2003. He is currently President of the International Sentinel Node Society. Dr. Morton has authored more than 600 papers in peer-reviewed professional journals and has received NIH peer-reviewed research funding for over 30 years. According to the journal Science, June 15, 2001, he received the most NIH peer-reviewed grant awards among clinical investigations in 2000. Dr. Morton received a B.A. in medical sciences (with highest honors) from the University of California, Berkeley and M.D. (with highest honors) from the University of California, San Francisco, where he was a fellow in the Cancer Research Institute and completed residency training in general and thoracic surgery.

           Cam L. Garner has served as a member of our Board of Directors since February 2001. From 2001 to the present, Mr. Garner has served as Chairman of Xcel Pharmaceuticals, Inc., a specialty pharmaceutical company he co-founded. Additionally, he serves as Chairman of Favrille, Inc. and Verus Pharmaceuticals, Inc. and serves as a director of Pharmion Corporation, Somaxon Pharmaceuticals, Inc. and SkinMedica, Inc. Mr. Garner served as Chief Executive Officer of Dura Pharmaceuticals, Inc. from 1989 to 1995 and as Chairman and Chief Executive Officer from 1995 until its acquisition by Elan Corporation, PLC in November 2000. In 1998, Mr. Garner co-founded DJ Pharma, Inc., a specialty pharmaceutical company, and served as its Chairman until it was acquired by Biovail Corporation in 2000. From 1983 to 1986, Mr. Garner served in several positions with Hybritech, Inc., which was bought by Eli Lilly and Co. in 1986, including Senior Vice President, Sales & Marketing. Mr. Garner received a B.A. in biology from Virginia Wesleyan College and an M.B.A. from Baldwin-Wallace College.

           Michael G. Carter, M.B., Ch.B., F.R.C.P. (Edinburgh) has served as a member of our Board of Directors since February 2001. Dr. Carter retired from Zeneca, PLC, a publicly-traded global pharmaceutical company, in 1998. Dr. Carter served Zeneca as International Medical Director from 1986 to 1989 and as International Marketing Director from 1990 to 1995. From 1985 to 1995, Dr. Carter served as a member of the U.K. Government’s Medicines Commission. From 1976 to 1984, Dr. Carter held several positions with Roche Products, Ltd, including head of Medical Development and Medical Affairs and Director of the Pharmaceutical Division. Dr. Carter currently serves as a Director of several European biopharmaceutical companies, including Galen Holdings PLC, KuDOS Pharmaceuticals, Ltd., Genosis, Inc., Provensis Ltd., Micromet GmbH and Fulcrum Pharmaceuticals PLC, and serves as Chairman of the Board of Directors of Metris Therapeutics, Ltd. Dr. Carter is an Elected Fellow of the Royal Pharmaceutical Society, Faculty of Pharmaceutical Medicine, and of the Royal College of Physicians of Edinburgh. Dr. Carter received a bachelor’s degree in Pharmacy from London University (U.K.) and a medical degree from Sheffield University Medical School (U.K.).

Board Meetings

           Our Board of Directors held five regularly scheduled meetings and six special telephonic meetings during 2003. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and the total number of meetings of committees of our Board of Directors on which he or she served.

Committees of the Board

           Compensation Committee. The Compensation Committee consists of Drs. Royston, Carter and La Force. The Compensation Committee held three meetings, including telephonic meetings, during 2003. All members of the Compensation Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Compensation Committee is governed by a written charter approved by our Board of Directors. The functions of this committee include:

•	reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•	exercising authority under our employee benefit plans;

•	reviewing and approving executive officer and director indemnification and insurance matters; and

•	advising and consulting with our officers regarding managerial personnel and development.

           Audit Committee. The Audit Committee consists of Messrs. Schneider, Garner and Phillips and Dr. La Force. The Audit Committee held five meetings, including telephonic meetings, during 2003. All members of the Audit Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. Mr. Schneider qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the Securities and Exchange Commission. The Audit

Committee is governed by a written charter approved by our Board of Directors, a copy of which is included as Annex A to this proxy statement. The functions of this committee include:

•	meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	meeting with our independent auditors and with internal financial personnel regarding these matters;

•	pre-approving audit and non-audit services to be rendered by our independent auditors;

•	recommending to our Board of Directors the engagement of our independent auditors and oversight of the work of our independent auditors;

•	reviewing our financial statements and periodic reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters;

•	reviewing our financing plans and reporting recommendations to our full Board of Directors for approval and to authorize action; and

•	administering and discussing with management and our independent auditors our Code of Ethics.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee.

           Nominating/ Corporate Governance Committee. The Nominating/ Corporate Governance Committee is comprised of Messrs. Phillips and Kiss and Dr. Schoettler. The Nominating/ Corporate Governance Committee held three meetings, including telephonic meetings, during 2003. All members of the Nominating/ Corporate Governance Committee are independent directors, as defined in the Nasdaq Stock Market qualification standards. The Nominating/ Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The functions of this Committee include:

•	identifying qualified candidates to become members of our Board of Directors;

•	selecting nominees for election of directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected);

•	selecting candidates to fill vacancies of our Board of Directors;

•	developing and recommending to our Board of Directors our corporate governance guidelines; and

•	overseeing the evaluation of our Board of Directors.

Director Nomination Process

Director Qualifications

           In evaluating director nominees, the Nominating/ Corporate Governance Committee considers, among others, the following factors:

•	the appropriate size of our Board of Directors;

•	personal and professional integrity, ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in our industry;

•	experience as a board member of another publicly held company; and

•	experience with relevant social concerns.

           The Nominating/ Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Nominating/ Corporate Governance Committee also considers candidates with appropriate non-business backgrounds.

           Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating/ Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of our company and our stockholders. The Nominating/ Corporate Governance Committee does, however, believe it appropriate for at least one, and, preferably, several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of our Board of Directors meet the definition of “independent director” under the Nasdaq Stock Market qualification standards. The Nominating/ Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.

Identification and Evaluation of Nominees for Directors

           The Nominating/ Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating/ Corporate Governance Committee’s criteria for Board of Directors service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the Nominating/ Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating/ Corporate Governance Committee generally polls our Board of Directors and members of management for their recommendations. The Nominating/ Corporate Governance Committee may also review the composition and qualification of the Boards of Directors of our competitors, and may seek input from industry experts or analysts. The Nominating/ Corporate Governance Committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by our independent directors and executive management. In making its determinations, the Nominating/ Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating/ Corporate Governance Committee makes its recommendation to our Board of Directors. Historically, the Nominating/ Corporate Governance Committee has not relied on third-party search firms to identify Board of Directors candidates. The Nominating/ Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

           The Nominating/ Corporate Governance Committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated. Stockholders wishing to suggest a candidate for director should write to our company’s corporate secretary. In order to be considered, the recommendation for a candidate must include the following written information: (i) the stockholders’ name and contact information; (ii) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating/ Corporate Governance

Committee; (iii) the name of and contact information for the candidate and a statement that the candidate is willing to be considered and serve as a director, if nominated and elected; (iv) a statement of the candidate’s business and educational experience; (v) information regarding each of the factors listed above, other than that regarding Board of Directors size and composition, sufficient to enable the Nominating/ Corporate Governance Committee to evaluate the candidate; (vi) a statement of the value that the candidate would add to our Board of Directors; (vii) a statement detailing any relationship between the candidate and any customer, supplier or competitor of our company; (viii) detailed information about any relationship or understanding between the proposing stockholder and candidate; and (ix) a list of three character references, including complete contact information for such references. In order to give the committee sufficient time to evaluate a recommended candidate, the recommendation should be received by our corporate secretary at our principal executive offices not later than 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

Communications with our Board of Directors

           Our stockholders may send correspondence to our Board of Directors c/o Corporate Secretary at CancerVax Corporation, 2110 Rutherford Road, Carlsbad, California 92008. Our corporate secretary will review all correspondence addressed to our Board of Directors, or any individual director, for any inappropriate correspondence and correspondence more suitably directed to management. Our corporate secretary will forward appropriate stockholder communications to our Board of Directors prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication. Our corporate secretary will summarize all correspondence not forwarded to our Board of Directors and make the correspondence available to our Board of Directors for its review at our Board of Director’s request.

Code of Ethics

           Our company has established a Code of Ethics that applies to our officers, directors and employees. The Code of Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.

Corporate Governance Documents

           Our company’s corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating/ Corporate Governance Committee Charter, Code of Ethics and Corporate Governance Guidelines, are available, free of charge, on our website at www.cancervax.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, CancerVax Corporation, 2110 Rutherford Road, Carlsbad, California 92008.

Report of the Audit Committee

           The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

           The Audit Committee reviewed with Ernst & Young LLP, who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with Ernst & Young LLP their independence from management and our company, has received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has considered the compatibility of non-audit services with the auditors’ independence.

           The Audit Committee discussed with Ernst & Young LLP the overall scope of their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

           In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and our Board of Directors also have recommended, subject to stockholder approval, the ratification of the selection of Ernst & Young LLP as our independent auditors for 2004.

           This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

           The foregoing report has been furnished by the Audit Committee.

Phillip M. Schneider

Cam L. Garner
James Clayburn La Force, Jr., Ph.D.
Barclay A. Phillips

Compensation of Directors

           Our directors receive an annual fee of $16,000 for service as a director. In addition, our directors receive $1,500 for each regularly scheduled board meeting and $750 for each regularly scheduled committee meeting. We reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors. Our directors may participate in our stock incentive plans and employee-directors may participate in our employee stock purchase plan. Any independent director who is elected to our Board of Directors is granted an option to purchase 25,000 shares of our common stock on the date of his or her initial election to our Board of Directors. In addition, each independent director is granted an option to purchase 10,000 shares of common stock on the date of each annual meeting at an exercise price per share equal to the fair market value of our common stock on such date. The chairman of our Audit Committee receives an additional annual option to purchase 5,000 shares of common stock and the chairman of each of our Compensation Committee and our Nominating/ Corporate Governance Committee receives an additional annual option to purchase 2,500 shares of our common stock.

Director Attendance at Annual Meetings

           Although our company does not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting, we encourage all of our directors to attend. All of our directors attended the 2003 Annual Meeting of Stockholders.

           Our Board of Directors unanimously recommends a vote “FOR” each nominee listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth information as of March 31, 2004 regarding the beneficial ownership of our common stock by (a) each person known to our Board of Directors to own beneficially 5% or more of our common stock, (b) each director of our company, (c) the Named Executive Officers (as defined below), and (d) all of our directors and executive officers as a group. Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o CancerVax Corporation, 2110 Rutherford Road, Carlsbad, California 92008.

           Percentage of beneficial ownership is calculated assuming 26,735,616 shares of common stock were outstanding as of March 31, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of March 31, 2004. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of	Percent of
	Shares	Shares
	Beneficially	Beneficially
Name and Address of Beneficial Owner	Owned	Owned

5% Stockholders:
Donald L. Morton, M.D.(1)	5,181,482	19.4%
1374 Bella Oceana Vista
Pacific Palisades, CA 90630
Entities affiliated with Citigroup Inc.(2)	1,988,902	7.4
399 Park Avenue
New York, NY 10043
Entities affiliated with AstraZeneca PLC(3)	1,951,098	7.3
15 Stanhope Gate
London W1K 1LN
United Kingdom
Entities affiliated with Amerindo Investment Advisors(4)	1,649,240	6.2
One Embarcadero Center, Suite 2300
San Francisco, CA 94111
Entities affiliated with Forward IV Associates, LLC(5)	1,486,538	5.6
9393 Towne Center Drive, Suite 200
San Diego, CA 92121
Named Executive Officers and Directors:
David F. Hale(6)	976,028	3.6
William R. LaRue(7)	107,668	*
Hazel M. Aker(8)	100,013	*
John Petricciani, M.D.(9)	133,989	*
Dennis E. Van Epps, Ph.D.(10)	70,305	*
Ivor Royston, M.D.(11)	1,498,668	5.6
Michael G. Carter, M.B., Ch.B., F.R.C.P. (Edinburgh)(12)	28,633	*
Cam L. Garner(13)	51,515	*
Robert E. Kiss(14)	1,091,392	4.1
James Clayburn La Force, Jr., Ph.D.(15)	40,349	*
Donald L. Morton, M.D.(1)	5,181,482	19.4
Barclay A. Phillips(16)	1,009,358	3.8
Phillip M. Schneider (17)	20,454	*
Gail S. Schoettler, Ph.D. (18)	27,271	*
All executive officers and directors as a group (19 persons)(19)	10,699,806	38.2%

*	Represents beneficial ownership of less than 1% of our common stock.

(1)	Represents 4,362,819 shares of common stock held of record by the Donald L. Morton Family Trust dated June 2, 1989, of which Dr. Morton is the trustee, and 719,849 shares of common stock held of record by the Donald L. Morton, M.D., Grantor Retained Annuity Trust dated September 6, 2002, of which Dr. Morton is the trustee. Dr. Morton disclaims beneficial ownership of the 719,849 shares held by the Donald L. Morton, M.D., Grantor Retained Annuity Trust dated September 6, 2002. Also includes 98,814 shares held of record by OncoVac, Inc., of which Dr. Morton is the sole shareholder.

(2)	Represents 1,988,902 shares of common stock beneficially owned by Citigroup Inc., a Delaware corporation (“Citigroup”), and Citigroup Global Markets Holdings Inc., a New York corporation (“CGM Holdings”), and 1,883,175 shares beneficially owned by Smith Barney Fund Management LLC, a Delaware limited liability company (“SB Fund”). Includes shares for which Citigroup, CGM Holdings and SB Fund disclaim beneficial ownership. Citigroup is the sole stockholder of CGM Holdings, which is the sole member of SB Fund. The foregoing information is based solely upon information contained in a Schedule 13G filed with the SEC by the foregoing entities on February 17, 2004.

(3)	Represents 1,951,098 shares of common stock beneficially owned by AstraZeneca PLC, AstraZeneca Holding AB, AstraZeneca UK Limited, AstraZeneca Treasury Limited and AstraZeneca AB. The shares are owned directly by AstraZeneca AB. AstraZeneca AB is a Swedish corporation and a wholly-owned subsidiary of AstraZeneca Treasury Limited, which is an English corporation and a wholly-owned subsidiary of AstraZeneca UK Limited, which is an English corporation and a subsidiary of AstraZeneca Holding AB and AstraZeneca PLC. AstraZeneca Holding AB is a Swedish corporation and a wholly-owned subsidiary of AstraZeneca PLC, an English corporation. The foregoing information is based solely upon information contained in a Schedule 13G filed with the SEC by the foregoing entities on November 14, 2003.

(4)	Represents 1,317,879 shares of common stock held by Amerindo Investment Advisors, Inc., a California corporation (“Amerindo”), and 331,361 shares of common stock held by Amerindo Investment Advisors, Inc., a Panama corporation (“Amerindo Panama”). Alberto W. Vilar and Gary A. Tanaka are the sole shareholders and directors of each of Amerindo and Amerindo Panama and, accordingly, may each be deemed to be the beneficial owner of the shares of common stock held by Amerindo and Amerindo Panama. Each of Amerindo, Amerindo Panama and Messrs. Vilar and Tanaka disclaims beneficial ownership of all of the shares of common stock held by Amerindo and Amerindo Panama. The foregoing information is based solely upon information contained in a Schedule 13G filed with the SEC by the foregoing individuals and entities on January 13, 2004.

(5)	Represents 1,370,230 shares of common stock held of record by Forward Ventures IV, L.P. and 116,308 shares of common stock held of record by Forward Ventures IV B, L.P. Ivor Royston, M.D. is the managing member of Forward IV Associates, LLC, which is the general partner of Forward Ventures IV, L.P. and Forward Ventures IV B, L.P. Dr. Royston disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the named fund.

(6)	Represents 231,553 shares of common stock held of record by the Hale Family Trust dated February 10, 1986, of which Mr. Hale is a co-trustee, and 4,544 shares held by the Michael T. Hale Trust dated December 26, 1991 for the benefit of Shane Hale, Tara Hale, Erin Hale and David Garrett Hale. Mr. Hale disclaims beneficial ownership of the 4,544 shares held by the Michael T. Hale Trust dated December 26, 1991. Also includes exercisable options to purchase 739,931 shares of common stock of which 281,770 shares are unvested as of May 30, 2004.

(7)	Represents 68,181 shares of common stock held of record by the William R. and Joyce E. LaRue Family Trust, dated November 4, 1991, of which Mr. LaRue is a co-trustee. Of these shares, 15,625 are subject to repurchase as of May 30, 2004. Also includes exercisable options to purchase 39,487 shares of common stock of which 28,977 shares are unvested as of May 30, 2004.

(8)	Represents 40,072 shares of common stock held of record by Ms. Aker. Of these shares, 7,931 are subject to repurchase as of May 30, 2004. Also includes exercisable options to purchase 59,941 shares of common stock of which 46,163 shares are unvested as of May 30, 2004.

(9)	Represents 74,985 shares of common stock held of record by Dr. Petricciani. Also includes exercisable options to purchase 59,004 shares of common stock of which 44,507 shares are unvested as of May 30, 2004.

(10)	Represents 34,340 shares of common stock held of record by Dr. Van Epps. Of these shares, 12,784 are subject to repurchase as of May 30, 2004. Also includes exercisable options to purchase 35,965 shares of common stock of which 31,013 shares are unvested as of May 30, 2004.

(11)	Represents 1,370,230 shares of common stock held of record by Forward Ventures IV, L.P. and 116,308 shares of common stock held of record by Forward Ventures IV B, L.P. Ivor Royston, M.D. is the managing member of Forward IV Associates, L.L.C., which is the general partner of Forward Ventures, IV, L.P., and Forward Ventures IV B, L.P. Dr. Royston disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the named fund. Also includes 12,130 shares of common stock held by Colette Royston, Dr. Royston’s wife.

(12)	Represents 2,272 shares of common stock held of record by Dr. Carter. Also includes exercisable options to purchase 26,361 shares of common stock of which 9,774 shares are unvested as of May 30, 2004.

(13)	Represents 25,153 shares of common stock held of record by the Garner Family Trust dated October 21, 1987, of which Mr. Garner is co-trustee, and 11,363 shares held of record by Mr. Garner. Of the 11,363 shares, 2,131 are subject to repurchase as of May 30, 2004. Also included exercisable options to purchase 14,999 shares of common stock of which 7,973 shares are unvested as of May 30, 2004.

(14)	Represents 823,389 shares of common stock held of record by J.P. Morgan Direct Venture Capital Institutional Investors II LLC, 235,428 shares of common stock held of record by J.P. Morgan Direct Venture Capital Private Investors II LLC and 32,575 shares of common stock held of record by 522 Fifth Avenue Fund, which are affiliated with J.P. Morgan Investment Management, Inc. Mr. Kiss is the Managing Director and Portfolio Manager of the Private Equity Group of J.P. Morgan Investment Management, Inc., which is affiliated with J.P. Morgan Direct Venture Capital Institutional Investors II LLC, J.P. Morgan Direct Venture Capital Private Investors II LLC and 522 Fifth Avenue Fund. Mr. Kiss disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the named fund.

(15)	Represents 40,349 shares of common stock held of record by Dr. La Force. Of these shares, 9,679 are subject to repurchase as of May 30, 2004.

(16)	Represents 751,742 shares held of record by Vector Later-Stage Equity Fund II (QP), L.P. and 250,580 shares held of record by Vector Later-Stage Equity Fund II, L.P. Mr. Phillips is the managing member of Vector Fund Management II, L.L.C. which is the general partner of Vector Later-Stage Equity Fund II (QP), L.P. and Vector Later-Stage Equity Fund II, L.P. Also includes 2,583 shares held of record by Palivaicinni Partners, L.L.C. Mr. Phillips disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in the named fund. Also includes 3,953 shares held of record by the Barclay A. Phillips, IRA Rollover. Also includes 500 shares held of record by Mr. Phillips.

(17)	Represents exercisable options to purchase 20,454 shares of common stock, of which 20,454 shares are unvested as of May 30, 2004.

(18)	Represents 11,155 shares of common stock held of record by Dr. Schoettler. Also includes exercisable options to purchase 16,116 shares of common stock of which 12,518 shares are unvested as of May 30, 2004.

(19)	Includes 51,308 shares of common stock subject to repurchase and exercisable options to purchase 1,304,208 shares of common stock of which 722,062 shares are unvested as of May 30, 2004.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers and Key Employees

           The following table sets forth information as to persons who serve as our executive officers and key employees as of March 31, 2004.

Name	Position	Age

David F. Hale	President, Chief Executive Officer and Director	55
Martin A. Mattingly, Pharm. D	Executive Vice President, Marketing and Business Development	47
Hazel M. Aker, J.D.	Senior Vice President, General Counsel and Secretary	48
William R. LaRue	Senior Vice President and Chief Financial Officer	53
John Petricciani, M.D.	Senior Vice President, Medical and Regulatory Affairs	67
Debra J. Arnold, M.P.H., M.A., M(ASCP)	Vice President, Quality	49
Guy Gammon, M.B., B.Sc., M.R.C.P.(U.K.)	Vice President, Clinical Development	49
Robert L. Jones	Vice President, Human Resources	59
Dennis E. Van Epps, Ph.D.	Vice President, Research	57
Steven J. Ruhl	Vice President, Manufacturing Operations	46

           For information on Mr. Hale, see “Proposal 1 – Election of Directors.”

           Martin A. Mattingly, Pharm.D. has served as our Executive Vice President, Marketing and Business Development since May 2003. From May 1996 to May 2003, Dr. Mattingly worked at Agouron Pharmaceuticals, a Pfizer company, where he held various management positions including Vice President, General Manager for the Agouron division; Vice President, Product Development Group at Pfizer’s New York headquarters; Vice President, Global Marketing Planning; Senior Director of Marketing; and Director of Product Marketing. From October 1983 to May 1996, Dr. Mattingly worked at Eli Lilly and Co. where he held various management positions in oncology marketing and sales management. Dr. Mattingly holds a Doctor of Pharmacy degree from the University of Kentucky.

           Hazel M. Aker, J.D. has served as our Senior Vice President, General Counsel and Secretary since February 2003, and as Vice President, General Counsel and Secretary from February 2001 to February 2003. From April 2000 to March 2001, Ms. Aker served as Vice President, General Counsel and Secretary for Alaris Medical, Inc., and its subsidiary, Alaris Medical Systems, Inc., a manufacturer of intravenous infusion therapy products and patient monitoring systems. From October 1999 to April 2000, Ms. Aker served as Vice President and General Counsel and, from December 1999 to April 2000, as Vice President of Regulatory and Quality Affairs, for Women First HealthCare, Inc. From May 1995 until October 1999, Ms. Aker served as Corporate Vice President, Legal Affairs, and Assistant General Counsel for Alaris Medical Systems, Inc., which was formerly IVAC Medical Systems, Inc. Ms. Aker is a member of the State Bar of California. Ms. Aker received a B.A. from the University of California, San Diego and a J.D. from the University of San Diego School of Law.

           William R. LaRue has served as our Senior Vice President and Chief Financial Officer since April 2001. From March 2000 to February 2001, Mr. LaRue served as Executive Vice President and Chief Financial Officer of eHelp Corporation, a provider of user assistance software. From January 1997 to February 2000, Mr. LaRue served as Vice President and Treasurer of Safeskin Corporation, a publicly traded medical device company, and from January 1993 to 1997 he served as Treasurer of GDE Systems, Inc., a high technology electronic systems company. Mr. LaRue received a B.S. in business administration and M.B.A. from the University of Southern California.

           John Petricciani, M.D. has served as our Senior Vice President, Medical and Regulatory Affairs since October 2000. From July 1997 to October 2000, Dr. Petricciani served as a consultant to a variety of biopharmaceutical companies. From 1992 to 1997, Dr. Petricciani served as Vice President of Regulatory Affairs at Genetics Institute, Inc. Prior to that, Dr. Petricciani held senior research, medical, and administrative positions in the public and private sectors, including the Pharmaceutical Manufacturers Association from 1988 to 1992, the World Health Organization from 1985 to 1987, the U.S. Food and Drug

Administration from 1973 to 1985, where he served as the Director of the Office of Biologics, and the National Institutes of Health from 1968 to 1972. Dr. Petricciani is the current President of the International Association for Biologicals, a professional organization that develops a consensus on issues concerning the standardization and control of biological medicinal products. He is also a member of the Board of Directors of the National Institute for Biological Standards and Control (U.K.), and a senior advisor to the International AIDS Vaccine Initiative. He is a Fellow of the Royal Society of Medicine (U.K.). Dr. Petricciani has authored and/or co-authored more than 180 research papers and book chapters and is an editorial board member of the journal Biologicals. Dr. Petricciani received a B.S. in chemistry from Rensselaer Polytechnic Institute, an M.S. in chemistry from the University of Nevada, and an M.D. from Stanford University.

           Debra J. Arnold, M.P.H., M.A., M(ASCP) has served as our Vice President, Quality since February 2002, and as a consultant to us from November 2001 until February 2002. From 1988 to July 2001, Ms. Arnold held several senior positions at Bayer Corporation, Pharmaceuticals Division, including Director of Quality Assurance and Quality Control for the Berkeley, California manufacturing facility, International Director of ImmunoGlobulin Project Management and recombinant factor VIII Product Quality Manager. Ms. Arnold is a past recipient of the Otto Bayer Medal and the Miles Science Award. Ms. Arnold received a B.S. from Michigan State University and a M.P.H. in public health and a M.A. in microbiology/virology from the University of California, Berkeley. She also completed an internship in clinical microbiology at the University of California, San Francisco.

           Guy Gammon, M.B., B.Sc., M.R.C.P. (U.K.) has served as our Vice President, Clinical Development since January 2001. From 1994 to January 2001, Dr. Gammon held several senior positions with JWCI, including Director, Vaccine Development and Senior Director, Clinical Operations. At JWCI he was involved in advancing the cancer vaccines for melanoma into Phase 3 clinical development. From August 1990 to June 1994, Dr. Gammon served as Program Head for Immunology Discovery at Xenova PLC, a U.K. biopharmaceutical company. Dr. Gammon has over 30 publications in immunology, immunomodulation and clinical immunotherapy. Dr. Gammon received a bachelor’s degree in immunology and a medical degree at University College London, London, U.K.

           Robert L. Jones has served as our Vice President, Human Resources since January 2001. From January 1998 to January 2001, Mr. Jones was Vice President of Human Resources and Administration for Women First HealthCare, Inc. From 1996 to January 1998, Mr. Jones was Vice President of Human Resources and Training with Rally’s Hamburger, Inc., a publicly traded regional restaurant chain. Mr. Jones received a B.S. in education and speech and a M.A. in personnel administration from Ball State University in Muncie, Indiana.

           Dennis E. Van Epps, Ph.D. has served as our Vice President, Research since November 2001. From 2000 to 2001, Dr. Van Epps served as Vice President of Research and Development, and from 1997 to 2000 as Vice President, Research, and an officer at Nexell Therapeutics Inc., a publicly traded biotechnology company. From 1993 to 1997, Dr. Van Epps served as Vice President of Research for Baxter Healthcare Corporation’s Immunotherapy Division and as a Director at the Applied Cell Biology Center from 1988 to 1993. From 1985 to 1988, Dr. Van Epps was a Professor of Medicine and Pathology at the University of New Mexico School of Medicine. Prior to 1985 he held positions as Associate Professor of Medicine and Pathology and Assistant Professor of Medicine and Microbiology at the same medical school. Dr. Van Epps obtained his postdoctoral training in immunology in the Department of Medicine at the University of New Mexico and has published over 135 manuscripts in the fields of immunology, cell therapy, inflammation and stem cell biology. He is also an inventor on nine patents in the fields of human cell selection technology, stem cell culture and cell therapy. Dr. Van Epps received a B.S. degree in zoology from Western Illinois University and a Ph.D. in microbiology and immunology from the University of Illinois Medical School in Chicago, Illinois.

           Steven J. Ruhl has served as our Vice President, Manufacturing Operations since November 2003, and as Executive Director of Manufacturing from April 2003 to November 2003. From December 1996 to April 2003, Mr. Ruhl worked at IDEC Pharmaceuticals, Inc., as Director of Manufacturing Operations. From March 1995 to December 1996, Mr. Ruhl held the position of Manager of Manufacturing with Xoma Corporation. From May 1984 to March 1995, Mr. Ruhl served as Associate Director of Manufacturing with Celtrix Pharmaceuticals, Inc. Mr. Ruhl received his B.S. in microbiology and chemistry from Brigham Young University.

Summary Compensation Table

           The following table sets forth certain information concerning compensation for the fiscal years ended December 31, 2003 and 2002 received by our company’s chief executive officer and the four most highly compensated executive officers of our company other than the chief executive officer who were serving as executive officers of the end of the last completed fiscal year (the “Named Executive Officers”). No executive officer resigned or terminated employment during the 2003 fiscal year who would have otherwise been included in such table on the basis of salary and bonus earned for that fiscal year.

						Long Term
						Compensation
						Awards

	Annual Compensation					Number of
						Securities
				Other Annual		Underlying	All Other
Name and Principal Position(1)	Year	Salary	Bonus(2)	Compensation(3)		Options	Compensation

David F. Hale	2003	$450,000	$202,500	$—		249,999	$11,223	(6)
President, Chief Executive	2002	447,833	75,000	—		204,544	11,223	(6)
Officer and Director
William R. LaRue	2003	230,155	73,007	—		22,727	—
Senior Vice President	2002	222,333	29,952	—		13,636	—
and Chief Financial Officer
Hazel M. Aker, J.D.	2003	218,450	71,706	—		39,772	—
Senior Vice President,	2002	200,450	26,962	—		17,045	—
General Counsel and Secretary
John Petricciani, M.D.	2003	215,775	68,182	29,665	(4)	34,090	—
Senior Vice President,	2002	209,167	23,888	—		22,727	—
Medical and Regulatory Affairs
Dennis E. Van Epps, Ph.D.	2003	199,167	63,394	—		28,409	—
Vice President, Research	2002	190,000	21,363	52,796	(5)	5,681	—

(1)	Martin A. Mattingly, Pharm.D., our Executive Vice President, Marketing and Business Development, began his employment with us in May 2003. His annual salary is $260,000 and he is eligible to earn a bonus. In May and June 2003, Mr. Mattingly was granted options to purchase an aggregate of 107,954 shares of our common stock.

(2)	The amounts shown under the bonus column represent annual performance bonuses earned for the indicated fiscal years, but paid in the following year.

(3)	In accordance with the rules of the Securities and Exchange Commission, the other annual compensation described in this table does not include various perquisites and other personal benefits received by the named executive officers that do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(4)	Represents amounts paid to Dr. Petricciani as a housing and commuting allowance, including a gross-up payment of $9,941 for the estimated income taxes attributable to this housing and commuting benefit.

(5)	Represents amounts paid to Dr. Van Epps primarily as a relocation benefit, including a gross-up payment of $15,720 for the estimated income taxes attributable to this relocation benefit.

(6)	Represents disability insurance premiums paid on behalf of Mr. Hale.

Option Grants in Last Fiscal Year

           The following table sets forth information regarding stock options we granted during the year ended December 31, 2003 to each of the Named Executive Officers. During the year ended December 31, 2003, we granted stock option to purchase an aggregate of 1,196,481 shares of our common stock, of which 1,112,508 shares were granted to employees. All options were granted at the fair market value of our common stock, as determined by our Board of Directors, on the date of grant.

	Individual Grants				Potential Realizable
					Value of Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Options Granted			Price Appreciation for
	Underlying	to CancerVax	Exercise		Option Term(2)
	Options	Employees in	Price Per	Expiration
Name	Granted(1)	Fiscal Year	Share	Date	5%	10%

David F. Hale	249,999	22.5%	$3.30	6/12/2013	$4,061,668	$6,956,200
William R. LaRue	22,727	2.0	3.30	6/12/2013	369,240	632,377
Hazel M. Aker, J.D.	4,545	0.4	3.30	2/5/2013	73,841	126,464
	35,227	3.2	3.30	6/12/2013	572,324	980,188
John Petricciani, M.D.	34,090	3.1	3.30	6/12/2013	553,851	948,551
Dennis E. Van Epps, Ph.D.	28,409	2.6	3.30	6/12/2013	461,554	790,478

(1)	The options granted to the Named Executive Officers during the year ended December 31, 2003 are immediately exercisable, but we have the right to purchase the shares of unvested common stock underlying these options upon termination of the holder’s employment with us. The options granted to Mr. Hale vest daily over four years. The options granted to all other Named Executive Officers vest 25% upon the one-year anniversary of the vesting commencement date, with the balance vesting in 36 successive equal monthly installments.

(2)	The potential realizable value listed in the table represents hypothetical gains that could be achieved for the options if exercised at the end of the option term and is based upon the initial public offering price of our common stock of $12.00 per share. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. The 5% and 10% rates of appreciation are provided in accordance with the rules of the Securities and Exchange Commission based on the initial public offering price of $12.00 per share and do not represent our estimate or projection of our future stock value. Actual gains, if any, on option exercises will depend on the future performance of our common stock and overall market conditions. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

           The following table sets forth information regarding option exercises in the year ended December 31, 2003 and unexercised stock options held by the Named Executive Officers as of December 31, 2003. Options shown as exercisable in the table below are immediately exercisable, but we have the right to purchase the shares of unvested common stock underlying some of these options upon termination of the holder’s employment with our company.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In the Money Options at
	Shares		December 31, 2003		December 31, 2003(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

David F. Hale(2)	—	—	679,757	83,425	$4,701,324	$700,937

William R. LaRue(3)	—	—	36,363	—	224,723	—

Hazel M. Aker, J.D.(4)	—	—	56,817	—	351,129	—

John Petricciani, M.D.(5)	—	—	56,817	—	351,129	—

Dennis E. Van Epps, Ph.D.(6)	—	—	34,090	—	210,676	—

(1)	Based on the closing sale price of our common stock on December 31, 2003 ($9.48), as reported by the Nasdaq National Market, less the option exercise price.

(2)	Of the options exercisable by Mr. Hale at December 31, 2003, 302,651 of the shares of common stock that would be acquired upon exercise of these options would be subject to repurchase by us at the original $3.30 per share exercise price if, before the option shares have vested, Mr. Hale’s employment terminates, subject to exceptions. Through December 31, 2003, Mr. Hale has exercised options to acquire 192,593 shares of common stock, none of which are subject to repurchase.

(3)	Of the options exercisable by Mr. LaRue at December 31, 2003, 30,398 of the shares of common stock that would be acquired upon exercise of these options would be subject to repurchase by us at the original $3.30 per share exercise price if, before the option shares have vested, Mr. LaRue’s employment terminates, subject to exceptions. In addition to the unexercised options noted above, through December 31, 2003, Mr. LaRue has exercised options to acquire 68,181 shares of common stock, of which 22,727 shares are subject to repurchase by us at the original $1.08 per share exercise price if, before the option shares have vested, Mr. LaRue’s employment terminates, subject to exceptions.

(4)	Of the options exercisable by Ms. Aker at December 31, 2003, 49,360 of the shares of common stock that would be acquired upon exercise of these options would be subject to repurchase by us at the original $3.30 per share exercise price if, before the option shares have vested, Ms. Aker’s employment terminates, subject to exceptions. In addition to the unexercised options noted above, through December 31, 2003, Ms. Aker has exercised options to acquire 39,771 shares of common stock, of which 12,073 shares are subject to repurchase by us at the original exercise prices of $1.08 and $2.16 per share if, before the option shares have vested, Ms. Aker’s employment terminates, subject to exceptions.

(5)	Of the options exercisable by Dr. Petricciani at December 31, 2003, 46,874 of the shares of common stock that would be acquired upon exercise of these options would be subject to repurchase by us at the original $3.30 per share exercise price if, before the option shares have vested, Dr. Petricciani’s employment terminates, subject to exceptions. In addition to the unexercised options noted above, through December 31 2003, Dr. Petricciani has exercised options to acquire 34,090 shares of common stock, of which 2,841 shares are subject to repurchase at the original $1.08 per share exercise price if, before the option shares have vested, Dr. Petricciani’s employment terminates, subject to exceptions.

(6)	Of the options exercisable by Dr. Van Epps at December 31, 2003, 31,604 of the shares of common stock that would be acquired upon exercise of these options would be subject to repurchase by us at the original $3.30 per share exercise price if, before the option shares have vested, Dr. Van Epps’

employment terminates, subject to exceptions. In addition to the unexercised options noted above, through December 31, 2003, Dr. Van Epps has exercised options to acquire 34,090 shares of common stock, of which 16,335 are subject to repurchase by us at the original $2.16 per share exercise price if, before the option shares have vested, Dr. Van Epps’ employment terminates, subject to exceptions.

Equity Compensation Plan Information

           The following table sets forth information regarding all of our equity compensation plans as of December 31, 2003.

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance under
	to be Issued upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (excluding
	Outstanding Options,	Outstanding Options,	securities reflected in
Plan Category	Warrants and Rights	Warrants and Rights	column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,032,033	$3.98	2,612,143 (1)
Equity compensation plans not approved by security holders	—	—	—

Total	2,032,033	$3.98	2,612,143

(1)	Includes 300,000 shares of our common stock available for issuance under our Employee Stock Purchase Plan.

Employment Arrangements and Change in Control Arrangements

Employment Agreement with David F. Hale

           On October 23, 2000, we entered into an employment agreement with David F. Hale, our President and Chief Executive Officer, which was subsequently amended. Pursuant to the agreement, Mr. Hale is required to devote substantially all of his time and attention to our business and affairs. The employment agreement has a five-year term.

           The employment agreement sets forth Mr. Hale’s initial base salary of $350,000, which is subject to increase upon review annually by and at the sole discretion of our Compensation Committee and as approved by our Board of Directors. Mr. Hale’s 2003 base salary was $450,000. Pursuant to the employment agreement, Mr. Hale is entitled to participate in any management incentive compensation plan adopted by us and will be paid an annual bonus in accordance with the terms of such plan as determined by the Compensation Committee of our Board of Directors and as approved by our Board of Directors. We have also agreed to pay the annual premiums on a disability insurance policy and a $1 million life insurance policy on Mr. Hale.

           Mr. Hale’s agreement provides that all of his stock options will immediately vest (1) in the event his employment is terminated by us other than for cause or as a result of his death or disability during the term of the employment agreement, or if Mr. Hale resigns in connection with a material change in his employment circumstances, within six months following a change of control of our company, or (2) on the date that is six months following a change of control of our company. Mr. Hale’s agreement provides that in the event his employment is terminated by us other than for cause or if Mr. Hale resigns in connection with a material change in his employment circumstances, then that portion of his stock options which would have vested if Mr. Hale had remained employed for an additional 12 months will immediately vest on the date of termination. Mr. Hale’s agreement provides that in the event his employment is terminated as a result of his death or permanent disability, then that portion of his stock options which would have vested if Mr. Hale had remained employed for an additional 12 months will immediately vest on the date of termination. This accelerated vesting is in addition to any accelerated vesting provided under our stock incentive plan.

           Mr. Hale’s employment agreement also provides him with certain severance benefits in the event his employment is terminated. In the event Mr. Hale dies, his estate will receive 12 months of salary continuation payments, plus an amount equal to Mr. Hale’s prior year’s annual bonus. The employment agreement also provides that, in the event Mr. Hale’s employment is terminated by us other than for cause or if he resigns in connection with a material change in his employment circumstances or as a result of his permanent disability, he will receive 12 months of salary continuation payments, plus an amount equal to the average of the prior annual bonuses paid to him and we will continue to pay for his medical benefits for the remainder of the term of the employment agreement or 12 months following such termination (such period to be 12 months in the event of Mr. Hale’s termination of employment as a result of his permanent disability).

           For purposes of Mr. Hale’s employment agreement, the term “change in employment circumstances” means a material reduction by us in his authority or responsibility or total compensation (other than pursuant to a company-wide reduction in compensation), our failure to grant him an increase in his total compensation commensurate with increases in total compensation received by a majority of executive-level employees, his relocation by us to a facility or location more than 50 miles from his principal place of employment, or our failure to pay him any annual bonus when a majority of executive-level employees have been paid bonuses for the same period.

           For purposes of Mr. Hale’s employment agreement, termination for “cause” generally means his termination by us as a result of his conviction of or plea of guilty or no contest to a felony, his intentional misconduct or fraud or a breach of his duty of loyalty which is injurious to us, his repeated failure or refusal to satisfactorily perform his duties, or a material breach by him of any agreement with us.

Other Employment Agreements

           We have also entered into employment agreements with Hazel M. Aker, Debra J. Arnold, Guy Gammon, Robert L. Jones, William R. LaRue, Martin A. Mattingly, John Petricciani, Dennis E. Van Epps and Steven J. Ruhl.

           Pursuant to the agreements, each executive is required to devote substantially all of his or her time and attention to our business and affairs. The employment agreements set forth the executives’ base salaries and annual cash bonus eligibility. The initial base salaries of the executives called for by these employment agreements and their 2003 base salaries are as follows: Hazel M. Aker ($175,000; $220,000), Debra J. Arnold ($175,000; $182,000), Guy Gammon ($170,000; $200,000), Robert L. Jones ($150,000; $176,000), William R. LaRue ($215,000; $230,805), Martin A. Mattingly ($260,000; $260,000), John Petricciani ($150,000; $216,300), Dennis E. Van Epps ($190,000; $200,000) and Steven J. Ruhl ($175,000; $175,000). The agreements do not provide for automatic annual increases in salary, but each employment agreement, other than with respect to John Petricciani, provides for annual salary reviews. Each of the executives is eligible to participate in any management incentive compensation plan adopted by us or such other bonus plan as our board of directors may approve. The award of any bonus compensation is to be determined by our Board of Directors or pursuant to a plan approved by our Board of Directors. Each of the employment agreements has a four-year term; however, we may terminate any of the agreements for any reason upon five days notice to the executive.

           The employment agreements, other than with respect to Mr. Mattingly (as described below), also provide that, in the event an executive’s employment is terminated by us other than for cause and other than as a result of the executive’s death or disability during the term of the employment agreement, the executive will receive 12 months of salary continuation payments. In the case of Mr. Mattingly, however, if his employment is terminated by us other than for cause and other than as a result of his death or disability during the term of his employment agreement or by him for good reason following a change of control of our company, he will receive 12 months of salary continuation payments plus an amount equal to the average of the prior annual bonuses paid to him. These severance payments will be offset to the extent the executive receives compensation from other employment during the severance period.

           In addition, the employment agreements provide that, in the event of a change of control of our company, 50% of the unvested options granted to the executive will become vested and exercisable immediately. This accelerated vesting is in addition to any accelerated vesting provided under our stock incentive plan. In addition, other than with respect to Mr. Mattingly (as described below), if an executive’s employment is terminated by us other than for cause and other than as a result of executive’s death or disability during the term of the employment agreement, the number of the executive’s stock options as would have vested during the 12 months following the executive’s termination will vest immediately on the date of termination. In the case of Mr. Mattingly, however, if his employment is terminated by us other than for cause or by him for good reason following a change of control of our company, the number of his stock options as would have vested during the 12 months following his termination will vest immediately on the date of termination.

           For purposes of these employment agreements, termination for “cause” generally means the executive’s termination by us as a result of the executive’s conviction of or plea of guilty or no contest to any crime involving moral turpitude or punishable by imprisonment, the executive’s commission of an act of fraud upon the company, the executive’s repeated failure or refusal to satisfactorily perform his or her duties, the executive’s gross negligence, insubordination or material violation of any duty of loyalty to us, the executive’s commission of any act which is detrimental to our business or goodwill, or a material breach by the executive of his or her employment agreement.

Compensation Plans

2003 Equity Incentive Award Plan

           The 2003 Equity Incentive Award Plan is described in Proposal 2 below.

Third Amended and Restated 2000 Stock Incentive Plan

           In December 2000, we adopted our 2000 stock incentive plan, which was approved by our stockholders in December 2000. Our Board of Directors most recently amended and restated the plan in May 2003 and our stockholders approved the amended and restated plan in May 2003. The plan allows us to issue awards of incentive or nonqualified stock options or restricted stock. Our employees, consultants and independent directors are eligible to receive awards under the plan, but only employees may receive incentive stock options. We have reserved a total of 2,471,380 shares of our common stock for issuance under the plan, of which 35,879 shares were available for future grant or issuance as of March 31, 2004. The plan is administered by the Compensation Committee of our Board of Directors. Our Compensation Committee selects the participants who will receive awards and determines the terms and conditions of such awards. Restricted stock is generally subject to a repurchase option in favor of us exercisable upon the voluntary or involuntary termination of the employee or consultant’s relationship with us for any reason. Following the date of the annual meeting, no additional awards will be granted under the 2000 stock incentive plan and the shares remaining available for issuance as of such date will become available for issuance under our 2003 Equity Incentive Award Plan, as further described in Proposal 2 below.

           In the event of specified corporate transactions, such as a merger or sale of all or substantially all of the assets of our company, the plan provides that each outstanding award will be assumed or replaced with a comparable award by our successor company or its parent. If the successor company or its parent does not assume or replace the awards, outstanding options will become 100% vested and exercisable immediately before the corporate transaction. To the extent that options accelerate due to a corporate transaction, the restrictions on restricted stock awards will also lapse.

           In addition, if an option or award holder’s employment or service relationship is terminated in connection with specified corporate transactions or as a result of an involuntary termination other than for cause or by the option or award holder for good reason (other than in connection with a general reduction in workforce) within two years following specified corporate transactions, that option or award holder’s outstanding options or awards will become 100% vested and exercisable immediately.

Employee Stock Purchase Plan

           In September 2003, we adopted our employee stock purchase plan, which was approved by our stockholders in October 2003. The plan became effective concurrently with the initial public offering of our common stock in October 2003. The plan is designed to allow our eligible employees and the eligible employees of our participating subsidiaries to purchase shares of common stock, at semi-annual intervals, with their accumulated payroll deductions.

           We have reserved a total of 300,000 shares of our common stock for issuance under the plan, all of which are available for future grant or issuance as of March 31, 2004. The plan provides for an annual increase to the shares of common stock reserved under the plan on each December 31 equal to the least of 30,000 shares, 1.0% of our outstanding shares on such date, or a lesser amount determined by our board of directors.

           The plan has a series of consecutive, overlapping 24-month offering periods. Individuals scheduled to work more than 20 hours per week for more than five calendar months per year may join an offering period on the first day of the offering period or the beginning of any semi-annual purchase period within that period. Individuals who become eligible employees after the start date of an offering period may join the plan at the beginning of any subsequent semi-annual purchase period.

           Participants may contribute up to 20% of their cash earnings through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each semi-annual purchase date. The purchase price per share will be equal to 85.0% of the fair market value per share on the participant’s entry date into the offering period or, if lower, 85.0% of the fair market value per share on the semi-annual purchase date.

           If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of the two-year offering period, then that offering period will automatically terminate, and a new 24-month offering period will begin on the next business day. All participants in the terminated offering will be transferred to the new offering period.

           In the event of a proposed sale of all or substantially all of our assets, or our merger with or into another company, the outstanding rights under the plan will be assumed or an equivalent right substituted by the successor company or its parent. If the successor company or its parent refuses to assume the outstanding rights or substitute an equivalent right, then all outstanding purchase rights will automatically be exercised prior to the effective date of the transaction. The purchase price will be equal to 85.0% of the market value per share on the participant’s entry date into the offering period in which an acquisition occurs or, if lower, 85.0% of the fair market value per share on the date the purchase rights are exercised.

           The plan will terminate no later than the tenth anniversary of the plan’s initial adoption by our Board of Directors.

Compensation Committee Interlocks and Insider Participation

           Dr. Royston, Dr. Carter and Dr. La Force serve on the Compensation Committee of our Board of Directors. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

PERFORMANCE GRAPH

           The following graph illustrates a comparison of the total cumulative stockholder return on our common stock since October 30, 2003 to two indices: the Nasdaq Composite Index, U.S. Companies, and the Nasdaq Pharmaceuticals Index. The graph assumes an initial investment of $100 on October 30, 2003. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

Comparison of Cumulative Total Return on Investment

Since October 30, 2003

	10/30/2003	12/31/2003

CancerVax Corporation	$100.00	$79.00
NASDAQ Pharmaceuticals Index	100.00	104.091
NASDAQ Composite Index	100.00	103.578

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           The Compensation Committee is composed of three directors of our Board of Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code. The Compensation Committee receives and approves each of the elements of the executive compensation program of our company and continually assesses the effectiveness and competitiveness of the program. In addition, the Compensation Committee administers the stock option program and other key provisions of the executive compensation program and reviews with our Board of Directors all aspects of the compensation structure for our company’s executives. Set forth below in full is the Report of the Compensation Committee regarding compensation paid by us to our executive officers during 2003.

Compensation Philosophy

           Our executive compensation program is based upon a pay-for-performance philosophy. The executive compensation program is designed to provide value to the executive based on the extent of individual performance, our performance versus budgeted earnings targets and other financial measures, our longer-term financial performance and total return to stockholders, including to the extent share price appreciation meets, exceeds or falls short of expectations. Under this program design, only when expectations are exceeded can incentive payments exceed targeted levels.

Elements of the Executive Compensation Program

           Base Salary. As a general matter, the base salary for each executive is initially established through negotiation at the time the officer is hired, taking into account such officer’s qualifications, experience, prior salary and competitive salary information. Year-to-year adjustments to each executive officer’s base salary is determined by an assessment of her or his sustained performance against her or his individual job responsibilities including, where appropriate, the impact of such performance on our company’s business results, current salary in relation to the salary range designated for the job, experience and potential for advancement.

           Annual Incentive Bonuses. Payments under our annual performance incentive bonus plan are based on achieving personal and corporate goals. Corporate goals include successfully completing our clinical trials, executing our research and development programs, acquiring new technologies and completing all necessary process and analytical method development and other activities necessary for successful product launches. Use of corporate goals establishes a direct link between the executive’s pay and our financial success. The annual incentive bonus opportunity for executives, other than the President and Chief Executive Officer, is generally targeted at 35% of his or her salary. The annual incentive bonus opportunity for the President and Chief Executive Officer is generally targeted at 50% of his salary.

           Long-Term Incentives. Our long-term incentives will be primarily in the form of stock option awards. The objective of these awards is to advance our longer-term interests and those of our stockholders and to complement incentives tied to annual performance. These awards will provide rewards to executives based upon the creation of incremental stockholder value.

           Stock options will only produce value to executives if the price of our stock appreciates, thereby directly linking the interests of executives with those of stockholders. The number of stock options granted will be based on the grade level of an executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our success. The executive’s right to the stock options will generally vest over a four-year period and each option will be exercisable over a ten-year period following its grant unless the executive’s employment terminates prior to such date. In order to preserve the linkage between the interests of executives and those of stockholders, the executives will be encouraged to utilize the shares obtained on the exercise of their stock options, after satisfying the cost of exercise and taxes, to establish a significant level of direct ownership. We will establish share ownership expectations for our executives to meet through the exercise of stock option awards.

CEO Compensation

           David F. Hale’s base salary was established pursuant to his employment agreement. The Compensation Committee believes that the total compensation of our President and Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers at comparable companies. Each year the Compensation Committee reviews the Chief Executive Officer’s compensation arrangement, the individual performance for the calendar year under review, as well as our company’s performance. In determining Mr. Hale’s bonus for 2003, the Compensation Committee considered his contributions to our company, particularly in connection with our company’s initial public offering, and his role in implementing strategic and financial initiatives designed to augment our company’s development and growth efforts. For the fiscal year ended December 31, 2003, Mr. Hale received a bonus of $202,500. In June 2003, Mr. Hale was granted options under the 2000 stock incentive plan to purchase 249,999 shares of our common stock at $3.30 per share. The Compensation Committee believes Mr. Hale’s compensation, including salary and bonus, is at a level competitive with Chief Executive Officer salaries within the biotechnology industry.

Section 162(m) Compliance

           Section 162(m) of the Code generally limits the tax deductions a public corporation may take for compensation paid to its Named Executive Officers to $1 million per executive per year. Performance based compensation tied to the attainment of specific goals is excluded from the limitation. Our stockholders have previously approved the 2000 stock incentive plan and the 2003 equity incentive plan, qualifying options and stock appreciation rights under these plans as performance-based compensation exempt from the Section 162(m) limits. Other awards under these plans also may qualify as performance-based compensation in the discretion of the Compensation Committee. In addition, the Compensation Committee intends to evaluate our executive compensation policies and benefit plans during the coming year to determine whether additional actions to maintain the tax deductibility of executive compensation are in the best interest of our stockholders.

Conclusion

           Through the programs described above, a significant portion of our compensation program and realization of its benefits is contingent on both our company and individual performance.

           The foregoing report has been furnished by the Compensation Committee.

Ivor Royston, M.D.

Michael G. Carter, M.B., Ch.B., F.R.C.P. (Edinburgh)
James Clayburn La Force, Jr., Ph.D.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Canvaxin Technology Transactions

           In 1998, OncoVac, Inc., which is wholly owned by Dr. Morton and was previously named CancerVax, Inc., cross-licensed the rights to patents, patent applications, cell banks and manufacturing know-how from John Wayne Cancer Institute. In July 2000, OncoVac assigned all of its rights and obligations under that agreement to us. Under the cross-license, as assigned to us, we retain exclusive rights to commercialize Canvaxin for the treatment of cancer and JWCI retains a license to use Canvaxin and related technology for research and educational purposes. Pursuant to the cross-license agreement and the assignment, we issued JWCI 284,090 shares of our common stock, paid $875,000 to JWCI and are obligated to make three additional annual installments of $125,000 ending in 2006. We also are obligated to pay JWCI 50% of the initial net royalties we receive from any sublicensees from sales of Canvaxin, if any, up to a maximum of $3.5 million. Subsequently, we are obligated to pay JWCI a 1% royalty on net sales of Canvaxin to third parties, if any, by us, our sublicensees and affiliates. During 2003, we paid to JWCI approximately $405,000, primarily as reimbursement for assays and consulting services as well as payments on our installment obligation to JWCI. Dr. Morton currently serves as Medical Director, Surgeon-in-Chief and a member of the Board of Directors of JWCI.

           In July 2001, we entered into a clinical trial services agreement with JWCI under which we are required to reimburse JWCI for all approved payments to clinical trial study sites that are not covered by National Cancer Institute grants. In July 2002, this agreement was amended to require us to directly reimburse the clinical trial study sites for all approved payments that are not covered by National Cancer Institute grants. During 2003, we reimbursed JWCI approximately $110,000 for payments due under the clinical trial services agreements.

Other Related Party Transactions

           In August 2003, we entered into agreements with holders of our common stock, including entities affiliated with Dr. Morton, Forward IV Associates, LLC, Vector Fund Management II, L.L.C., J.P. Morgan Investment Management, Inc., Mr. Garner, Mr. Hale, Dr. Petricciani and Mr. La Force, whereby we granted them registration rights with respect to their shares of common stock.

           In October 2003, we entered into indemnification agreements with each of our executive officers and directors. These indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law.

           In December 2000, we entered into a consulting agreement with our founder Dr. Morton. This agreement and Dr. Morton’s obligation not to compete with us expires in December 2004. Under the terms of the agreement we are obligated to pay Dr. Morton $150,000 per year. Dr. Morton is required to provide consulting services to help us develop and commercialize Canvaxin and our other product candidates as well as consult on medical and technical matters requested by us. Dr. Morton is not required to devote more than 33 business days to us in any 12-month period.

           In January 2003, Jeffrey W. Raser, our former Senior Vice President, Corporate Development and Marketing, resigned. We were obligated to pay to Mr. Raser his base salary at the rate of $200,000 per year and were obligated to pay the premiums for his medical benefits for six months following his date of termination. We also accelerated the vesting of options to purchase 9,469 shares of our common stock that were held by Mr. Raser.

           In March 2003, Billy W. Minshall, our former Senior Vice President, Operations, resigned. In accordance with the terms of his employment agreement, we were obligated to pay Mr. Minshall his base salary at the rate of $221,300 per year for up to 12 months and the vesting on options to purchase 12,784 shares of common stock was accelerated.

           We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 2003 EQUITY INCENTIVE AWARD PLAN

           Our stockholders are being asked to approve our Amended and Restated 2003 Equity Incentive Award Plan (the “2003 Plan”). Our Board of Directors approved the amended and restated 2003 Plan on April 29, 2004, subject to stockholder approval. The amended and restated 2003 Plan will become effective immediately upon stockholder approval at the annual meeting.

           The principal features of the 2003 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2003 Plan itself which is attached to this proxy statement as Annex B.

           The affirmative vote of a majority of the votes represented by the common stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is required for approval of the proposed amendment and restatement of the 2003 Plan. For purposes of the vote on the proposed amendment and restatement of the 2003 Plan, abstentions will have the same effect as votes against the proposed amendment and restatement of the 2003 Plan and broker non-votes will not be counted as shares entitled to vote on the matter and will have no effect on the result of the vote.

Proposed Amendments

           Under the current terms of the 2003 Plan, a total of 2,500,000 shares of our common stock are reserved for issuance pursuant to awards granted under the 2003 Plan. Our stockholders are now being asked to approve an amendment to the 2003 Plan which will provide that the number of shares of our common stock reserved for issuance under the 2003 Plan will be the sum of:

•	2,500,000 shares, plus

•	(1) the number of shares of our common stock remaining available for issuance and not subject to options granted under our Third Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”) as of the date of the annual meeting plus (2) with respect to awards granted under the 2000 Plan on or before the date of the annual meeting that expire or are canceled without having been exercised in full or shares of our common stock that are repurchased pursuant to the terms of awards granted under the 2000 Plan, the number of shares of our common stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are repurchased by us, plus

•	an amount on the date of the annual meeting and on each annual anniversary of such date during the initial ten-year term of the 2003 Plan equal to the least of (1) 5% of our outstanding shares of common stock on such date, (2) 2,500,000 shares of common stock or (3) a lesser amount determined by our Board of Directors.

           Notwithstanding the foregoing, the number of shares of our common stock that may be issued under the 2003 Plan shall not exceed an aggregate of 25,000,000 shares.

           The increase in shares has been necessitated primarily by the hiring of new employees, and secondarily, by the grant of additional stock options to current employees as incentive and performance awards. The increase will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Following the date of the annual meeting, no additional awards will be granted under the 2000 Plan.

           Our stockholders are also being asked to approve an amendment to the 2003 Plan which will provide that, in the event of a plan participant’s termination of employment or service with us on account of his or her disability or death, that number of unvested awards granted to such participant under the 2003 Plan that would have become fully vested, exercisable or payable over the 12 month period following the participant’s termination under the vesting schedules applicable to such awards had the participant remained continuously employed or retained by us during such period will become immediately so vested, exercisable or payable on the date of termination.

           The 2003 Plan is not being amended in any respect other than to reflect the changes described above.

History

           The 2003 Plan was intended to augment our 2000 Plan. The existing 2003 Plan was first adopted by our Board of Directors in September 2003, with a total of 2,500,000 shares of our common stock reserved for issuance thereunder, and was first approved by our stockholders in October 2003.

           As of March 31, 2004, awards covering an aggregate of 817,649 shares were outstanding under the 2003 Plan, and 1,682,351 shares (plus any shares that might in the future be returned to the 2003 Plan as a result of cancellations, repurchases or expiration of awards) remained available for future grants. The closing share price for our common stock on Nasdaq on March 31, 2004 was $10.61.

Purpose

           The purpose of the 2003 Plan is to promote the success and enhance the value of the company by linking the personal interests of the members of our Board of Directors and our employees, officers and executives to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The 2003 Plan is further intended to provide flexibility to the company in our ability to motivate, attract and retain the services of members of our Board of Directors and our employees, officers and executives upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Securities Subject to the 2003 Plan

           Assuming approval of this Proposal 2, the number of shares of our common stock that may be issued pursuant to awards granted under the 2003 Plan shall not exceed, in the aggregate, the sum of:

•	2,500,000 shares, plus

•	(1) the number of shares of our common stock remaining available for issuance and not subject to options granted under our 2000 Plan as of the date of the annual meeting (as of March 31, 2004, this number was 35,879 shares) plus (2) with respect to awards granted under the 2000 Plan on or before the date of the annual meeting that expire or are canceled without having been exercised in full or shares of our common stock that are repurchased pursuant to the terms of awards granted under the 2000 Plan, the number of shares of our common stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are repurchased by us (as of March 31, 2004, a total of 1,808,852 shares were subject to awards granted under the 2000 Plan), plus

•	an amount on the date of the annual meeting and on each annual anniversary of such date during the initial ten-year term of the 2003 Plan equal to the least of (1) 5% of our outstanding shares of common stock on such date, (2) 2,500,000 shares of common stock or (3) a lesser amount determined by our Board of Directors.

           Notwithstanding the foregoing, the number of shares of our common stock that may be issued under the 2003 Plan shall not exceed an aggregate of 25,000,000 shares.

           To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award will be available for future grant or sale under the 2003 Plan. In addition, shares which are delivered to us by an optionee or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations or shares of restricted stock which are repurchased by us using the cash proceeds received by us from option exercises and from the value of any tax deductions realized by us with respect to option exercises may again be optioned, granted or awarded under the 2003 Plan.

Administration

           The 2003 Plan may generally be administered by our Board of Directors or a committee appointed by our Board of Directors (the Board or any such committee, the “Committee”). The 2003 Plan is currently being administered by the Compensation Committee of our Board of Directors. The Compensation Committee, comprised of Drs. Royston, Carter and La Force, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code. Subject to any retention of authority by our Board of Directors, the Committee may make any determinations deemed necessary or advisable for the 2003 Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders.

Eligibility

           Our employees, consultants and directors are eligible to receive awards under the 2003 Plan. As of March 31, 2004, we had approximately 163 employees, and we currently have 10 directors, nine of whom are non-employee directors. The Committee determines which of our employees, consultants and directors will be granted awards. No employee or consultant is entitled to participate in the 2003 Plan as a matter of right nor does any such participation constitute assurance of continued employment. Only those employees and consultants who are selected to receive grants by the Committee may participate in the 2003 Plan.

Awards Under the 2003 Plan

           The 2003 Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

           Nonqualified Stock Options, or NQSOs, will provide for the right to purchase common shares at a specified price which may not be less than the par value of a share of our common stock on the date of grant, and usually will become exercisable (in the discretion of the administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the administrator. NQSOs may be granted for any term specified by the administrator.

           Incentive Stock Options, or ISOs, will be designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100% of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are NQSOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all of our classes of stock, or a “10% Owner”, the 2003 Plan provides that the exercise price must be at least 110% of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

           Restricted Stock Awards may be sold to participants at various prices or granted with no purchase price and may be made subject to such conditions or restrictions as may be determined by the Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. The Committee shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

           Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

           Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. SARs granted by the Committee in connection with stock options or other awards typically will provide for payments to be holder based upon increases in the price of our ordinary shares over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in ordinary shares or in a combination of both.

           Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

           Performance Awards may be granted by the Committee to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period. Performance awards may also include bonuses that may be granted by our remuneration committee on an individual or group basis and which may be payable in cash or in ordinary shares or in a combination of both.

           Stock Payments may be authorized by the Committee in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

           The Committee may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees restricted stock, deferred stock, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net earnings;
•	net losses;
•	sales or revenue;
•	operating earnings;
•	operating cash flow;
•	return on assets or capital;
•	return on stockholders’ equity;
•	stockholder returns;
•	gross or net profit margin;
•	earnings per share;
•	price per share of our common stock; and
•	market share.

           The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 1,000,000 shares of common stock.

Terms and Conditions of Options

           Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

           Exercise Price. The Committee determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NQSOs.

           Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof.

           Term of Option. The term of options granted under the 2003 Plan may be no more than 10 years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

           Termination of Employment. If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2003 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

           Disability. If an optionee is unable to continue his or her employment or consulting relationship with us as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

           Death. Under the 2003 Plan, if an optionee should die while employed or retained by us, options may be exercised for the period of time specified in the option agreement, which shall generally be 12 months after the date of death to the extent the options are exercisable on the date of death, but in no event may the option be exercised after the expiration of its term.

           Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Committee.

Vesting Upon Death or Disability

           Assuming approval of this Proposal 2, with respect to our employees and directors, in the event of a plan participant’s termination of employment or directorship on account of his or her disability or death, that number of unvested awards granted to such participant under the 2003 Plan that would have become fully vested, exercisable or payable over the 12 month period following the participant’s termination under the vesting schedules applicable to such awards had the participant remained continuously employed by or serving as a director for us during such period will become immediately so vested, exercisable or payable on the date of termination.

Awards Not Transferable

           Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. The Committee may allow awards other than ISOs to be transferable pursuant to qualified domestic relations orders or to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If the Administrator makes an award transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

Adjustments Upon Changes in Capitalization

           In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our common stock, the Committee will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Plan, the terms and conditions of any award outstanding under the 2003 Plan, and the grant or exercise price of any such award.

           In the event of a change of control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e. become exercisable immediately in full) in any of the following events: (1) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards, or (2) if the employment of the award holder is involuntarily terminated without cause or voluntarily terminated for good reason within two years following the date of closing of the change of control. Under the 2003 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the company of more than 50% of the voting stock of the company;

•	a merger or consolidation in which the company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	the sale, exchange, or transfer of all or substantially all of the assets of the company; or

•	a liquidation or dissolution of the company.

Amendment and Termination of the 2003 Plan

           With the approval of our Board of Directors, the Committee may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations, or for any amendment that increases the number of shares available under the 2003 Plan, permits the Committee to grant options with an exercise price below fair market value on the date of grant, or permits the Committee to extend the exercise period for an option beyond 10 years from the date of grant. No action by our Board of Directors, the Committee or our stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder. Unless terminated earlier, the 2003 Plan shall terminate 10 years from the date of its approval by the stockholders or our Board of Directors, whichever is earlier.

Federal Income Tax Consequences Associated with the 2003 Plan

           The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

           Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2003 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

           Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

           An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

           Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

           Restricted Stock and Deferred Stock. An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when deferred stock vests and is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of deferred stock.

           Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

           Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

           Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

           Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

           Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

           We have attempted to structure the 2003 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

New Plan Benefits

           Under the 2003 Plan, our Named Executive Officers have received the following option grants through March 31, 2004: David F. Hale, our President and Chief Executive Officer, has received options to purchase 200,000 shares; William R. LaRue, our Senior Vice President and Chief Financial Officer, has received options to purchase 50,000 shares; Hazel M. Aker, J.D., our Senior Vice President, General Counsel and Secretary, has received options to purchase 50,000 shares; John Petricciani, M.D., our Senior Vice President, Medical and Regulatory Affairs, has received options to purchase 35,000 shares; and Dennis E. Van Epps, our Vice President, Research, has received options to purchase 30,000 shares. All of our executive officers as a group have received options to purchase an aggregate of 526,000 shares under the 2003 Plan.

           Our non-executive directors as a group are eligible to receive automatic grants under the 2003 Plan pursuant to a policy adopted by our Board of Directors, as described above under “Compensation of Directors.” Through March 31, 2004, we have not granted options to our non-executive directors under the 2003 Plan. Pursuant to our automatic grant policy for our non-employee directors, each of our non-employee directors is eligible to receive options to purchase 10,000 shares of our common stock during 2004. The chairman of our Audit Committee receives an additional annual option to purchase 5,000 shares of common stock, and the chairman of each of our Compensation Committee and our Nominating/ Corporate Governance Committee receives an additional annual option to purchase 2,500 shares of our common stock. The dollar value of these grants, based on the closing price of our common stock on Nasdaq on March 31, 2004, is $955,000.

           Our non-executive officer employees as a group have received options to purchase an aggregate of 290,624 shares under the 2003 Plan through March 31, 2004.

           All other future grants under the 2003 Plan are within the discretion of our Board of Directors or its committee and the benefits of such grants are, therefore, not determinable.

           Our Board of Directors unanimously recommends a vote “FOR” the approval of the Amended and Restated 2003 Equity Incentive Award Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           Our Board of Directors and Audit Committee have selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2004 and has directed that management submit the selection of independent auditors to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited our financial statements since June 1998, our date of inception, and through the year ending December 31, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           Stockholders are not required to ratify the selection of Ernst & Young LLP as our independent auditors. However, we are submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If you fail to ratify the selection, our Board of Directors and the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, our Board of Directors and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of our company and our stockholders.

           The affirmative vote of the holders of a majority of the shares of our common stock represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

Independent Auditor Fee Information

           The fees billed by our independent auditors, Ernst & Young LLP, for 2003 and 2002 for professional services are as follows:

Audit Fees

           Fees for audit services totaled approximately $458,000 in 2003 and $111,000 in 2002 and include fees for the audit of our annual financial statements for 2003 and 2002, the review of our interim period financial statements for 2003 and 2002 included in our Form S-1 and our quarterly report on Form 10-Q, review of our Form S-1, preparation of comfort letters associated with our initial public offering and related services that are normally provided in connection with regulatory filings or engagements.

Audit-Related Fees

           We did not engage Ernst & Young to perform audit-related services in 2003. Fees for audit-related services totaled approximately $47,000 in 2002 and principally consist of fees for the audit of the financial statements of an acquired entity.

Tax Fees

           Fees for tax compliance services totaled approximately $10,000 in 2003 and $18,000 in 2002. Fees for tax advice and tax planning totaled approximately $35,000 in 2003 and $9,000 in 2002.

All Other Fees

           We did not engage Ernst & Young to perform services other than those described above in 2003 and 2002.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Auditors

           Our Audit Committee has established a policy that generally requires that all audit and permissible non-audit services provided by our independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

           Our Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2004.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors, officers and beneficial owners of ten percent or more of our common stock (“Reporting Persons”) are required to report to the Securities and Exchange Commission on a timely basis the initiation of their status as a Reporting Person and any changes regarding their beneficial ownership of our common stock. Based solely on our review of such forms received and the written representations of our Reporting Persons, we have determined that no Reporting Person known to us was delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at our Annual Meeting of Stockholders to be held in 2005 must be received by us no later than December 31, 2004, which is 120 days prior to the first anniversary of the mailing date of the proxy, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission for such proposals in order to be included in the proxy statement. Under our Amended and Restated Bylaws, a stockholder who wishes to make a proposal at the 2005 Annual Meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than February 10, 2005 and no later than March 12, 2005 unless the date of the 2005 annual meeting of stockholders is more than 30 days before or more than 60 days after the one-year anniversary of the 2004 annual meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power regarding any such proposal.

ANNUAL REPORT

           Our Annual Report for the fiscal year ended December 31, 2003 will be mailed to stockholders of record as of April 12, 2004. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

           If any person who was a beneficial owner of our common stock on the Record Date, a copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to CancerVax Corporation, 2110 Rutherford Road, Carlsbad, California 92008, Attention: Investor Relations.

OTHER BUSINESS

           Our Board of Directors does not know of any matter to be presented at our Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

           All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors

David F. Hale
President, Chief Executive Officer and Director

Dated: April 29, 2004

Annex A
AUDIT COMMITTEE CHARTER
of the Audit Committee
of CancerVax Corporation

           This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of CancerVax Corporation (the “Company”) on April 22, 2004.

I.	Purpose

           The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board and report the results of its activities to the Board.

           In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all of the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

           However, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function (if any), internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”), if any, and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

           Further, auditing literature, particularly Statement of Accounting Standards No. 100, discusses the objectives of a “review,” including a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

           The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable

1

experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

           The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/ Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

           The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meetings of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

           The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor, if any, and with the independent auditor.

           The Committee may, in its discretion, invite other directors of the Company, members of the Company’s management, representatives of the independent auditor, the internal auditor, if any, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be desirable and appropriate to attend and observe meetings of the Committee. Such persons shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee

           The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

           The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the Independent Auditor

           1.     Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolutions of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

           2.     Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement.

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Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

           3.     Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall ensure that the independent auditor prepares and delivers, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(ii) The Committee shall review and discuss any report which may be prepared by the independent auditor describing the auditing firm’s internal quality-control procedures or any material issues raised by the most recent internal quality-control review or peer review of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, or similar matters.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

           4.     Meetings with Management and the Independent Auditor.

(i) The Committee shall meet with management, the independent auditor and the internal auditor, if any, in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

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(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5.	Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management, and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

           6.     Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions with management, independent auditors and internal auditors, if any, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

           7.     Meetings with Management and the Independent Auditor. The Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor, if any, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

           8.     Appointment. The Committee shall appoint an internal auditor or a head of an internal audit function if and when it deems it appropriate to do so and shall thereafter review the appointment and replacement of the internal auditor.

           9.     Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor, if any, to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor, if any, any significant reports to management prepared by the internal auditor and any responses from management.

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Certification Disclosures and Reports of Legal Counsel

           10.     Discussion of Certification Disclosures. The Committee shall discuss any disclosures made to the Committee by the Company’s Chief Executive Officer or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls identified to the independent auditor; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

           11.     Reports from Legal Counsel. If reported to the Committee by any attorney employed by or performing legal services for the Company, the Committee shall consider any evidence of a material violation of securities law or breach of fiduciary duty or similar violation by the Company or any agent of the Company.

Other Powers and Responsibilities

           12.     The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

           13.     The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

           14.     The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

           15.     The Committee shall discuss with the Company’s internal counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

           16.     The Committee shall request assurances from management, the independent auditor and the Company’s internal auditor, if any, that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

           17.     The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

           18.     The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

           19.     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

           20.     The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

           21.     The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s

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independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

           22.     The Committee shall, at least annually, consider and discuss with management and the independent auditor the Company’s Code of Ethics and the procedures in place to enforce the Code of Ethics. The Committee shall also consider and discuss and, as appropriate, grant requested waivers from the Code of Ethics brought to the attention of the Committee, though the Committee may defer any decision with respect to any waiver to the Board.

           23.     The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

           24.     The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

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Annex B

CANCERVAX CORPORATION

AMENDED AND RESTATED 2003 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1

PURPOSE

           1.1     GENERAL. The purpose of the CancerVax Corporation Amended and Restated 2003 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of CancerVax Corporation (the “Company”) by linking the personal interests of the members of the Board, employees, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

           2.1     DEFINITIONS. The following words and phrases shall have the following meanings:

(a) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” unless otherwise defined in an employment or services agreement between the Participant and the Company or a Subsidiary, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Board, and its determination shall be conclusive and binding.

(e) “Change of Control” means and includes each of the following:

(1) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 40% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of voting securities pursuant to a transaction described in clause (3) below that would not be a Change of Control under clause (3);

Notwithstanding the foregoing, neither of the following events shall constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 40% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 40% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 40% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 40% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) the Company’s stockholders approve a liquidation or dissolution of the Company.

           The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the committee of the Board described in Article 12.

(h) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(i) “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

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(j) “Disability” means, for purposes of this Plan, that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

(k) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(l) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(o) “Good Reason” means the occurrence of any of the following events or conditions and the failure of the successor corporation to cure such event or condition within 30 days after receipt of written notice from the Participant:

(1) a change in the Participant’s status, position or responsibilities (including reporting responsibilities) that, in the Participant’s reasonable judgment, represents a substantial reduction in the status, position or responsibilities as in effect immediately prior thereto; the assignment to the Participant of any duties or responsibilities that, in the Participant’s reasonable judgment, are materially inconsistent with such status, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant’s employment for Cause, as a result of his or her Disability or death, or by the Participant other than for Good Reason;

(2) a material reduction in the Participant’s annual base salary, except in connection with a general reduction in the compensation of the successor corporation’s personnel with similar status and responsibilities;

(3) the successor corporation’s requiring the Participant (without the Participant’s consent) to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change of Control, except for reasonably required travel on the successor corporation’s business that is not materially greater than such travel requirements prior to the Change of Control;

(4) the successor corporation’s failure to provide the Participant with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Change of Control;

(5) any material breach by the successor corporation of its obligations to the Participant under the Plan or any substantially equivalent plan of the successor corporation; or

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(6) any purported termination of the Participant’s employment or service relationship for Cause by the successor corporation that is not in accordance with the definition of Cause under the Plan

(p) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(r) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(s) “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(t) “Participant” means a person who, as a member of the Board, consultant to the Company or Employee, has been granted an Award pursuant to the Plan.

(u) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(v) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(w) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(x) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(y) “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(z) “Plan” means this CancerVax Corporation Amended and Restated 2003 Equity Incentive Award Plan, as it may be amended from time to time.

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(aa) “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(bb) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(cc) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(dd) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(ee) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ff) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

(gg) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

           3.1     NUMBER OF SHARES.

(a) Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 2,500,000 shares; (ii) the number of shares of Stock remaining available for issuance and not subject to awards granted under the CancerVax Corporation Third Amended and Restated 2000 Stock Incentive Plan (the “Existing Plan”) as of the Effective Date; (iii) with respect to awards granted under the Existing Plan on or before the Effective Date that expire or are canceled without having been exercised in full or shares of Stock that are repurchased pursuant to the terms of awards granted under the Existing Plan, the number of shares of Common Stock subject to each such award as to which such award was not exercised prior to its expiration or cancellation or which are repurchased by the Company; plus (iv) any shares of Stock which the Company repurchases using the cash proceeds received by the Company from Option exercises and from the value of any tax deductions realized by the Company with respect to Option exercises. In addition to the foregoing, subject to Article 11, commencing on the Effective Date and on each annual anniversary of the Effective Date during the initial ten-year term of the Plan, the number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be increased by that number of shares of Stock equal to the least of (i) five percent (5%) of the Company’s outstanding shares of Stock on such date, (ii) 2,500,000 shares of Stock or (iii) a lesser amount determined by the Board. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed an aggregate of 25,000,000 shares, subject to Article 11.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of

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combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

(c) Notwithstanding the provisions of this Section 3.1, no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

           3.2     STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

           3.3     LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11: the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a rolling three-year period (measured from the date of any grant) shall be 1,000,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

           4.1     ELIGIBILITY.

(a) General. Persons eligible to participate in this Plan include Employees, consultants to the Company and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

           4.2     ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

           5.1     GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed ten years, and provided further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant’s death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than six months having a Fair Market Value on the date of delivery equal to the

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aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k).

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

           5.2     INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events::

(1) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

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(g) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED STOCK AWARDS

           6.1     GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

           6.2     ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

           6.3     FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

           6.4     CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

           7.1     GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

           7.2     COUPLED STOCK APPRECIATION RIGHTS.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

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           7.3     INDEPENDENT STOCK APPRECIATION RIGHTS.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

           7.4     PAYMENT AND LIMITATIONS ON EXERCISE.

(a) Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

           8.1     PERFORMANCE SHARE AWARDS. Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

           8.2     DIVIDEND EQUIVALENTS.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

           8.3     STOCK PAYMENTS. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

           8.4     DEFERRED STOCK. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of

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Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

           8.5     TERM. The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock shall be set by the Committee in its discretion.

           8.6     EXERCISE OR PURCHASE PRICE. The Committee may establish the exercise or purchase price of any Award of Performance Shares, Deferred Stock or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

           8.7     EXERCISE UPON TERMINATION OF EMPLOYMENT OR SERVICE. An Award of Performance Shares, Dividend Equivalents, Deferred Stock and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Deferred Stock may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

           8.8     FORM OF PAYMENT. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

           8.9     AWARD AGREEMENT. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

           9.1     PURPOSE. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

           9.2     APPLICABILITY. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

           9.3     PROCEDURES WITH RESPECT TO PERFORMANCE-BASED AWARDS. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the

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Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

           9.4     PAYMENT OF PERFORMANCE-BASED AWARDS. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

           9.5     ADDITIONAL LIMITATIONS. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

           10.1     STAND-ALONE AND TANDEM AWARDS. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

           10.2     AWARD AGREEMENT. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

           10.3     LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

           10.4     BENEFICIARIES. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any

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distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

           10.5     STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

           11.1     ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

           11.2     ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. Except as otherwise provided in the Agreement evidencing the Award, any such Awards that are assumed or replaced in a Change of Control and do not otherwise accelerate at that time shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse in the event that the Participant’s employment or service relationship with the successor corporation should terminate (i) in connection with the Change of Control or (ii) subsequently within two years following such Change of Control, unless such

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employment or service relationship is terminated by the successor corporation for Cause or by the Participant voluntarily without Good Reason.

           11.3     OUTSTANDING AWARDS – CERTAIN MERGERS. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

           11.4     OUTSTANDING AWARDS – OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

           11.5     NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

           12.1     COMMITTEE. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

           12.2     ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s

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independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

           12.3     AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

           12.4     DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

           13.1     EFFECTIVE DATE. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.

           13.2     EXPIRATION DATE. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement. Each Award Agreement shall provide that it will expire on the tenth anniversary of the date of grant of the Award to which it relates.

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ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

           14.1     AMENDMENT, MODIFICATION, AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) shareholder approval is required for any amendment to the Plan that (A) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (B) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (C) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant.

           14.2     AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

           15.1     NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

           15.2     NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

           15.3     WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

           15.4     NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

           15.5     UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

           15.6     INDEMNIFICATION. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or

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resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

           15.7     RELATIONSHIP TO OTHER BENEFITS. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

           15.8     EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

           15.9     TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

           15.10     FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

           15.11     LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

           15.12     GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

           15.13     GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

           15.14     ACCELERATION UPON DEATH OR DISABILITY. In addition, with respect to Participants who are Employees or members of the Board of the Company or any Subsidiary, in the event of a Participant’s termination of employment on account of Disability or death, that number of Participant’s unvested Awards that would have become fully vested, exercisable and/or payable, as applicable, over the twelve (12) months following the Participant’s termination under the vesting schedules applicable to such Awards had the Participant remained continuously employed by or providing services to the Company during such period shall immediately become so vested, exercisable and/or payable, as applicable, on the date of termination.

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The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1.	To elect three directors for a three-year term to expire at the 2007 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as director the following persons:

01 James Clayburn La Force, Jr., Ph.D.
02 Barclay A. Phillips
03 Gail S. Schoettler, Ph.D.

FOR ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES	☐

For all nominees except as noted above

2.	To approve the Amended and Restated 2003 Equity Incentive Award Plan, which amends the Company’s existing plan to provide that (a) the number of shares of stock which may be issued pursuant to awards under the plan will be increased as described in Proposal 2 and (b) in the event of a participant’s termination of employment on account of disability or death, a portion of such participant’s unvested awards will immediately become vested on the date of termination.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the annual meeting or any adjournment or postponement thereof, are hereby expressly revoked.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/isd for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.

PLEASE DATE THIS PROXY AND SIGN IT EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SHARES ARE HELD BY A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SHARES ARE HELD BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature	Signature	Date

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

▲ FOLD AND DETACH HERE ▲

PROXY

CANCERVAX CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2004

     The undersigned stockholder of CancerVax Corporation, a Delaware corporation (the “Company”), hereby appoints David F. Hale and William R. LaRue, and each of them, as proxies for the undersigned with full power of substitution, and hereby authorizes them to represent and vote, as provided on the other side, all the shares of the Company’s Common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the annual meeting of the Company’s stockholders to be held on June 10, 2004 and any adjournment or postponement thereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Cancervax Corporation account online.

Access your Cancervax Corporation stockholder account online via Investor ServiceDirect® (ISD).

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• View account status	• View payment history for dividends
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